SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 12, 2003
                                                           ------------



                             KINGDOM VENTURES, INC.
             (Exact name of registrant as specified in its charter)

                                     NEVADA
                 (State of Other Jurisdiction of Incorporation)

        000-32273                                         88-0419183
(Commission File Number)                       (IRS Employer Identification No.)

     1045 STEPHANIE WAY
     MINDEN, NEVADA                                         89423
(Address of Principal Executive Offices)                  (Zip Code)

                                 (775) 267-2242
              (Registrant's Telephone Number, Including Area Code)

ITEM 5.   ACQUISITION OR DISPOSITION OF ASSETS.

     Kingdom Connect, Inc. ("KCI"), a wholly owned subsidiary of Kingdom Ventures, Inc. (the "Company") entered a contract with YourNetPlus.com, Inc. providing for the prepayment of the set up, development, maintenance, and service fees associated with 5,000 private label websites to be offered by KCI to its customers. As consideration for the contract, KCI issued 750,000 shares of its Series A Preferred Stock to YourNetPlus.com. The contract has been reflected on the balance sheet of KCI as a prepaid expense with a value of $5,093,750 which will be recognized on a straight line basis over the five-year term of the contract.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Not  applicable

(b)  The  following  pro forma financial statements are included in this report:

     [table  of  included  financial  statements]

(c)  The  following  documents  are  filed  as  an  Exhibit  to  this  report:

2.1 VISP Web Site Building and Hosting Agreement dated May 12, 2003 between YourNetPlus.com, Inc. and Kingdom Connect, Inc.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                     KINGDOM VENTURES, INC.


Date:  May 12, 2003              By:
                                     --------------------------------------
                                     Gene Jackson,
                                     President and Chief Executive Officer

EXHIBIT INDEX

2.1 VISP Web Site Building and Hosting Agreement dated May 12, 2003 between YourNetPlus.com, Inc. and Kingdom Connect, Inc.

KINGDOM VENTURES, INC.
PROFORMA INFORMATION - BALANCE SHEET
1/31/2003

                                                                   Historical         Proforma     Proforma
                                                                     37,652          Adjustments    37,652
                                                                   ------------------------------------------
ASSETS
CURRENT ASSETS
Cash and cash equivalents                                              63,655                         63,655
Accounts receivable, trade                                             25,848                         25,848
Inventory                                                             231,333                        231,333
Prepaid expense                                                             0   A      1,018,750   1,018,750
                                                                   ------------------------------------------
                           Total current assets                       320,836          1,018,750   1,339,586

PROPERTY AND EQUIPMENT, AT COST
Equipment                                                             133,271                        133,271
Office furniture and fixtures                                          11,375                         11,375
Leasehold improvements                                                  9,504                          9,504
Less: Accumulated depreciation                                        (27,915)                       (27,915)
                                                                   ------------------------------------------
                                                                      126,235                        126,235

OTHER ASSETS                                                          506,386                        506,386
Prepaid website service agreement-noncurrent portion                        0   A      4,075,000   4,075,000
                                                                   ------------------------------------------
                           Total assets                               506,386          4,075,000   4,581,386
                                                                   ------------------------------------------
                                                                      953,457          5,093,750   6,047,207
                                                                   ==========================================

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable and accrued expenses                                 478,500                        478,500
Due to related parties                                                 56,318                         56,318
Notes payable                                                         428,750                        428,750
                                                                   ------------------------------------------
                           Total current liabilities                  963,568                        963,568

MINORITY INTEREST                                                      22,323                         22,323

STOCKHOLDERS' DEFICIT
Series A preferred stock, $.001 par value, 1,233,888 shares
authorized, issued and outstanding                                    246,778                        246,778
Common stock, $.001 par value, 100,000,000 shares authorized,
12,500,000 shares issued and 10,714,490 shares outstanding             25,000                         25,000
Kingdom Connect, Inc. Series A Preferred stock, $.001 par value,
1,000,000 authorized, issued and outstanding                                0   A          1,000       1,000
Additional paid in capital                                          1,445,048   A      5,092,750   6,537,798
Accumulated deficit                                                (1,673,076)                    (1,673,076)
Less: treasury stock (1,785,510 shares) at cost                       (76,184)                       (76,184)
                                                                   ------------------------------------------
                   Total Stockholders' equity (deficit)               (32,434)         5,093,750   5,061,316
                                                                   ------------------------------------------
    Total liabilities and stockholders' equity (deficit)              953,457          5,093,750   6,047,207
                                                                   ==========================================

A Represents the effect of issuing 1,000,000 shares of Series A Preferred stock to vendor for services rendered with a fair value of $5,093,750 at the date services rendered. Based on five year agreement, twenty percent of the fair value of services is considered a current asset, with the balance being a long-term asset.

KINGDOM VENTURES, INC.
PROFORMA INFORMATION - STATEMENT OF OPERATIONS
FYE 1/31/03


                                                     Historical    Proforma      Proforma
                                                      1/31/03     Adjustments    1/31/03
                                                    ---------------------------------------
Revenue:
      Product sales - apparel and gifts                 501,803                    501,803
      Product sales - tools and technology            2,692,373                  2,692,373
      Other revenue                                         637                        637
                                                    ---------------------------------------
                                                      3,194,813                  3,194,813

Cost of goods sold:
      Product sales - apparel and gifts                 181,452                    181,452
      Product sales - tools and technology            2,275,365                  2,275,365
                                                    ---------------------------------------
                                                      2,456,817                  2,456,817

Operating expenses:
      Selling                                            66,309                     66,309
      General and administrative                        849,642                    849,642
      Depreciation expense                               12,112                     12,112
      Amortization expense                                    0     1,018,750    1,018,750
                                                    ---------------------------------------
   Total operating expenses                             928,063                  1,946,813

Other income (expense):
      Interest expense                                  (28,578)                   (28,578)
      Contributions                                     (84,578)                   (84,578)
      Deferred compensation / consulting               (459,950)                  (459,950)
      Public corporation expense                         (7,984)                    (7,984)
                                                    ---------------------------------------
   Total other income (expense)                        (581,090)                  (581,090)
                                                    ---------------------------------------
Net income (loss) before minority interest             (771,157)                (1,789,907)

      Minority interest                                 (22,323)                   (22,323)
                                                    ---------------------------------------
   Net income (loss)                                   (793,480)                (1,812,230)
                                                    =======================================

Net income (loss) per share -
      basic and diluted                             $     (0.08)               $     (0.17)

Weighted average common shares, basic and diluted    10,394,986                 10,394,986


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